UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2006

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 941-362-1200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Increase in Directors Fees and Related Amendment of the 2004 Nonemployee Director Equity and Deferred Compensation Plan

On September 9, 2006, the board of directors of the company approved a $1,000 increase in the fees paid to nonemployee directors for attendance at each board meeting and each meeting of each committee of the board on which he or she serves when the committee meeting is not held within one day of a meeting of the board, which increase will take effect on October 1, 2006.

Previously, each nonemployee director was paid a fee of $4,000 for attendance at each board meeting, as well as each board committee meeting, $1,500 of which was paid in shares of the company’s common stock pursuant to the Sun Hydraulics Corporation Amended and Restated 2004 Nonemployee Director Equity and Deferred Compensation Plan (the “2004 Plan”). The board approved an increase in the total amount paid for each such meeting to $5,000, and also amended the 2004 Plan to make $2,500 of the $5,000 fee payable in shares of the company’s common stock. The amendment to the 2004 Plan is subject to approval by the company’s stockholders at the 2007 Annual Meeting. If stockholder approval is not obtained at the 2007 Annual Meeting, the additional $1,000 will be paid in cash instead of shares, and the amendment to the 2004 Plan will automatically terminate.

Under the 2004 Plan, directors also may elect to receive all or part of the remainder of their fees in shares of the company’s common stock and to defer receipt of their fees until a subsequent year. Directors also are reimbursed for their expenses incurred in connection with their attendance at such meetings. Set forth below is a summary of the terms of the 2004 Plan, as amended, a copy of which is attached hereto as Exhibit 99.1.

Purpose. The purpose of the 2004 Plan is to secure for the company and its stockholders the benefits of the incentive inherent in increased ownership of common stock of the company by members of the board of the company who are not employees of the company or any of its subsidiaries. The 2004 Plan provides for the payment of a portion of each nonemployee director’s fees, or upon his or her election all of the director fees, in shares of the common stock of the company. The 2004 Plan also permits nonemployee directors to elect to defer receipt of the director fees.

Shares Subject to 2004 Plan. Subject to adjustment as provided in the 2004 Plan, a total of 120,000 shares of common stock may be issued under the 2004 Plan. To date, 9,581.95 shares have been issued under the 2004 Plan.

Automatic Share Compensation. As compensation for attendance at each board meeting and each meeting of each committee of the board on which he or she serves when the committee meeting is not held within one day of a meeting of the board, each nonemployee director shall be paid shares of the company’s company stock with a fair market value of $2,500.00 in the aggregate. The fair market value is determined by calculating the average of the high and low selling prices of a share of common stock as reported through the Nasdaq Stock Market on the date of the meeting. The nonemployee director must hold the shares issued under the 2004 Plan for a period of six months and one day from the date of the meeting with respect to which such shares were issued. The company will pay any fees and commissions incurred in connection with the payment of share compensation to a nonemployee director.

Voluntary Share Compensation. For any calendar year, a nonemployee director may elect to have up to 100% of the cash portion of his or her director fees payable during such calendar year paid in the form of the company’s common stock. Promptly following each payment date for which an election is effective, the company will issue to each nonemployee director that number of shares of common stock equal to the amount of cash he or she would have otherwise received. The number of shares will be calculated based upon the fair market value of the common stock as determined by averaging the high and low selling prices of a share of common stock as reported through the Nasdaq Stock Market on the payment date. Except with respect to the year in which a new nonemployee director is elected, such election shall become effective with respect to all director fees payable on dates occurring more than six months after the delivery of the election to the 2004 Plan administrator until subsequently modified by the nonemployee director upon not less than six months advance notice to the administrator.

Deferral of Director Fees. With respect to each calendar year, a nonemployee director may elect to defer receipt of a percentage of his or her director fees (cash and/or stock) by filing a participation agreement with the 2004 Plan administrator prior to the beginning of each calendar year. A nonemployee director may change the percentage of deferred fees (or reduce such percentage to zero) by filing a subsequent agreement with the 2004 Plan administrator. Any such change will be effective as of the first day of the following calendar year.

Nonemployee Directors’ Deferred Accounts. The portion of a nonemployee director’s fees that are deferred will be credited to a special account established by the company for that nonemployee director as of the date for which the director fee is payable. With respect to the stock portion of the deferral, the deferred account will be credited with common stock units representing a bookkeeping entry for the equivalent of the number of shares of common stock which are being deferred. If the company declares a cash dividend, on the record date set for the determination of stockholders entitled to receive such dividend, each deferred account will be credited with additional common stock units equal in value to the amount of such cash dividend.

Vesting of Accounts. Each nonemployee director will at all times have a nonforfeitable interest in his or her deferred account. However, the company’s obligation to pay benefits under the 2004 Plan represents an unfunded, unsecured obligation of the company and no nonemployee director will have any secured interest or claim in any assets or property of the company.

Distribution of Deferred Account Balance. A nonemployee director or, in the event of death, his or her beneficiary, will be entitled to distribution of all or part of the deferred account balance as soon as practicable after the fiscal quarter following the date of termination of service as a director or an earlier date selected by a nonemployee director in accordance with the 2004 Plan. Distribution of common stock units will be made by payment in shares of the company’s common stock in the proportion of one share for one stock unit.

Administration. The 2004 Plan will be administered by the board, which will have such powers as may be necessary to discharge its duties under the 2004 Plan. No member of the board will act in respect of his or her own participation in the 2004 Plan. All decisions and determinations by the board will be final and binding on all parties and will be made by majority vote.

Withholding Taxes. To the extent that the company is required to withhold federal, state or local taxes in connection with any component of a nonemployee director’s compensation in cash or shares, and the amounts available to company for such withholding are insufficient, it will be a condition of receipt of any shares that the nonemployee director make arrangements satisfactory to the company for the payment of the balance of such taxes required to be withheld, including relinquishment of the shares.

Amendment and Termination. The board may alter or amend the 2004 Plan from time to time or may terminate it in its entirety, subject to any necessary consents of a nonemployee director with respect to rights in any shares issued or to be issued to him or her or amounts in a deferred account. Any amendment which must be approved by the stockholders of the company in order to comply with applicable law or the rules of any national securities exchange or securities listing service upon which the shares are traded or quoted will not be effective unless and until such approval is obtained.

Approval and Adoption of the 2006 Stock Option Plan

At its meeting on September 9, 2006, the board of directors approved and adopted the Sun Hydraulics Corporation 2006 Stock Option Plan (the “2006 Plan”), subject to approval by the company’s stockholders at the 2007 Annual Meeting. The board adopted the 2006 Plan due to the expiration of the company’s 1996 Stock Option Plan in 2006. No awards have been made under the 2006 Plan, and any awards made prior to the 2007 Annual Meeting will be conditioned upon stockholder approval of the 2006 Plan at such meeting. If stockholder approval is not obtained at the 2007 Annual Meeting, all awards made under the 2006 Plan, and the 2006 Plan itself, will automatically terminate. Set forth below is a summary of the terms of the 2006 Plan, a copy of which is attached hereto as Exhibit 99.2.

2006 Plan

Purpose. The 2006 Plan authorizes the company’s compensation committee to grant options to purchase shares of the company’s common stock to directors and employees of the company and its subsidiaries. The purposes of the 2006 Plan are to enable the company to attract and retain qualified persons to serve as directors and employees and to align the interests of such persons with the interests of stockholders by giving them a personal interest in the value of the company’s common stock.

Shares Subject to the 2006 Plan; Term. The company may issue up to 500,000 shares of common stock to participants in the 2006 Plan. No person may receive in any year options to purchase more than 150,000 shares of common stock. The 2006 Plan has a term of ten years.

Incentive Stock Options and Nonstatutory Options. Options granted to eligible employees under the 2006 Plan may be options that are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or options that are not intended to so qualify, referred to as “nonstatutory options”. Options granted to members of the board of directors will be nonstatutory options.

Exercise Price; Exercise of the Option. If the option is designated as an incentive stock option, the purchase price of the common stock that is the subject of such option may be not less than the fair market value of the common stock on the date the option is granted. Additionally, no incentive stock option may be granted to any employee, who, at the time of such grant, owns more than 10% of the stock of the company or of any subsidiary, unless at the time such option is granted the exercise price is at least 110% of the fair market value of the common stock and the term of the option is for five years or less. If the option is a nonstatutory option, the purchase price may be equal to or less than the fair market value of the common stock on the date the option is granted, as the compensation committee shall determine.

No options may be exercised more than 10 years from the date of grant. Each employee’s or director’s stock option agreement may specify the period of continuous service with the company that is necessary before the option will become exercisable. Except in the case of an employee who is permanently and totally disabled, if the option is an incentive stock option, it will be exercisable only if the recipient is an employee of either the company or a subsidiary corporation at all times during the period beginning on the date of the grant of the option and ending on a date which is no later than three months before the date of such exercise, all as specified in the employee’s or director’s stock option agreement. Successive grants may be made to the same recipient regardless of whether options previously granted to him or her remain unexercised.

Subject to any further restrictions contained in the written stock option agreement between the participant and the company, in the event that a participant who is an employee shall cease to be employed by the company, whether voluntarily or involuntarily, or, in the event that a participant who is a director but not an employee shall cease to serve as a director, for any reason other than the participant’s death or permanent or total disability, all of the participant’s rights to further exercise of his or her options will expire at the time specified by the committee in his or her stock option agreement, or, for those options intended to be incentive stock options, as of a date no later than three (3) months from the date the employment of the participant is terminated; provided, however, that no option shall be exercisable after the expiration of ten (10) years from the date such option is granted.

In the event of the death of a participant while employed by (or serving as a director of) the company, his or her option may be exercised (to the extent that the participant was entitled to do so at the date of his or her death) by his or her personal representative or by any person or persons who shall have acquired the option directly from the participant by will or by the laws of descent and distribution at any time within twelve (12) months after the date of his or her death; provided, however, that no option shall be exercisable after the expiration of ten (10) years from the date such option is granted.

In the event of the disability of a participant while employed by (or serving as a director of) the company, his or her option may be exercised (to the extent that the participant was entitled to do so at the date of disability) by the participant at any time within one (l) year after the date of his or her disability; provided, however, that no option shall be exercisable after the expiration of ten (10) years from the date such option is granted.

The exercise price is payable (i) in cash at time of exercise, (ii) by the delivery at time of exercise of shares of company common stock having a fair market value (as determined by the committee) equal to the purchase price, (iii) with the approval of the committee, in cash at the time of exercise to the extent of the par value of such shares of common stock with the balance of the purchase price paid pursuant to a promissory note on terms satisfactory to the committee delivered at time of exercise (provided that no executive officer or director of the company may deliver a note in payment of any portion of the purchase price), or (iv) in such other manner as the committee shall approve. Alternatively, the committee may permit the participant to exercise his or her option by delivery of (i) an irrevocable notice of exercise, accompanied by payment in full of the purchase price by the participant’s stockbroker, and (ii) an irrevocable instruction to the company to deliver the shares of common stock issuable upon exercise of the option promptly to the participant’s stockbroker for the participant’s account, both signed by the participant.

Transferability. No option granted under the 2006 Plan is transferable by a participant except by will or the laws of descent and distribution. Options may not be exercised during a participant’s lifetime except by the participant or, in the event of the participant’s incapacity, by the participant’s guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and court supervision.

Withholding Taxes. The company has the right to require participants exercising nonstatutory options to remit to the company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of common stock acquired under the options. If an optionee sells, transfers, assigns or otherwise disposes of shares of common stock acquired upon the exercise of an incentive stock option within two (2) years after the date on which the option was granted or within one (1) year after the receipt of the shares of common stock by the optionee, the optionee is required to promptly notify the company of such disposition and the company has the right to require the optionee to remit to the company the amount necessary to satisfy any federal, state and local tax withholding requirements imposed on the company by reason of such disposition.

Administration. The compensation committee appointed by the company’s board of directors has authority to supervise, administer and interpret the Plan including, but not limited to, the authority to (i) determine the employees and directors to whom options shall be granted, (ii) determine the number of shares of common stock to be the subject of each option, (iii) determine whether each option granted to an employee shall be designated as an incentive stock option or not, (iv) determine the periods during which options may be exercised and to accelerate the exercisability of outstanding options, as it may deem appropriate; (v) determine the term of each option, (vi) determine in good faith the fair market value of the common stock in accordance with reasonable valuation methods, (vii) determine in what manner the purchase price of the common stock shall be paid; (viii) to modify, cancel, or replace any prior options and to amend the relevant stock option agreements with the consent of the affected optionees, including amending such agreements to amend vesting schedules, extend exercise periods or increase or decrease the option price for options, as it may deem to be necessary, and (ix) make, amend and rescind rules and regulations relating to the Plan. The determination of the committee shall be made in accordance with its judgment as to the best interests of the company and its stockholders and in accordance with the purposes of the Plan. The committee’s determination in all cases arising under the Plan shall be final, conclusive and binding unless otherwise determined by the board of directors.

Amendment and Termination The 2006 Plan may be amended from time to time by the board of directors in such respects as it deems advisable. Further approval by the stockholders of the company will be required for any amendment that would (i) increase the aggregate number of shares of common stock that may be issued under the 2006 Plan, (ii) materially change the classes of persons eligible to participate in the 2006 Plan, or (iii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the 2006 Plan. No amendment may change the 2006 Plan so as to cause any option intended to be an incentive stock option to fail to meet the Internal Revenue Code requirements for an incentive stock option. No amendment may change any rights an option holder may have under any outstanding option without the written consent of the holder of the option. The board may at any time terminate or discontinue the 2006 Plan.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Sun Hydraulics Corporation Amended and Restated 2004 Nonemployee Director Equity and Deferred Compensation Plan

99.2	Sun Hydraulics Corporation 2006 Stock Option Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: September 14, 2006

8